Exhibit 99.1

February 8, 2013

Nanosphere, Inc.

4088 Commercial Avenue

Northbrook, Illinois 60062

Ladies and Gentlemen:

The undersigned collectively own 14,724,737 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”) of Nanosphere, Inc., a Delaware corporation (the “Company”). The Shares owned by each of the undersigned are set forth on the schedule attached hereto.

The undersigned hereby agree that, commencing on the date hereof and continuing until the three hundred and sixty-fifth (365th) day following the date set forth above (the “Lock-Up Period”), the undersigned will not, without the prior written consent of a majority of the Company’s disinterested directors (which consent may be withheld in their sole discretion), directly or indirectly, (1) sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; or (3) publicly announce any intention to do any of the foregoing.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to transfers (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein for the remainder of the Lock-Up Period, (b) by will or intestate succession, (c) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (d) to any partner, member, stockholder or Affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (e) with the prior written consent of a majority of the Company’s disinterested directors, provided that in connection with transactions described in clauses (b), (c) and (d) above, the recipient (as applicable) agrees to be bound in writing by the restrictions set forth herein for the remainder of the Lock-Up Period and the related transfer shall not involve a disposition for value. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions after the date hereof.

The undersigned hereby agree and consent to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned during the Lock-Up Period, except in compliance with this Lock-Up Agreement.

The undersigned hereby represent and warrant that the undersigned have full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution or termination of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

440 West Ontario Street  —  Chicago, Illinois 60654  —  Telephone 312 466 3750  —  Facsimile 312 466 3700

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws principles thereof.

Very truly yours,

Lurie Investment Fund, L.L.C.
Ann Lurie – Authorized Representative

/s/ Ann Lurie

Alfa-Tech, L.L.C.
Ann Lurie – Authorized Representative

/s/ Ann Lurie

AOQ Trust
Ann Lurie – Co-Trustee

/s/ Ann Lurie

ANDA-ProQuest, L.L.C.
Ann Lurie – Authorized Representative

/s/ Ann Lurie

LFT Partnership
Ann Lurie – Authorized Representative

/s/ Ann Lurie

Ann & Robert H. Lurie Foundation
Ann Lurie – President

/s/ Ann Lurie

Lurie Investments, Inc.
Ann Lurie – President

/s/ Ann Lurie

Ann Lurie

/s/ Ann Lurie

Schedule of Shares Owned

Lurie Investment Fund, L.L.C.	5,006,136 Shares
Alfa-Tech, L.L.C.	2,902,407 Shares
AOQ Trust	2,708,979 Shares
ANDA-ProQuest, L.L.C.	2,274,096 Shares
LFT Partnership	1,635,904 Shares
Ann & Robert H. Lurie Foundation	112,891 Shares
Lurie Investments, Inc.	74,324 Shares
Ann Lurie	10,000 Shares

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